   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998


                                                      REGISTRATION NO. 333-46197

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                           URSUS TELECOM CORPORATION

             (Exact Name Of Registrant As Specified In Its Charter)

               FLORIDA                                   4825                                 65-0398306
   (State or other jurisdiction of           (Primary Standard Industrial                  (I.R.S. Employer
    incorporation or organization)           Classification Code Number)                Identification Number)

                            ------------------------

                          440 SAWGRASS CORPORATE PKWY.
                                   SUITE 112
                             SUNRISE, FLORIDA 33325
                                 (954) 846-7887
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                         ------------------------------

                                LUCA M. GIUSSANI
                               PRESIDENT AND CEO
                           URSUS TELECOM CORPORATION
                          440 SAWGRASS CORPORATE PKWY.
                                   SUITE 112
                             SUNRISE, FLORIDA 33325
                                 (954) 846-7887
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

          DANIEL LAMPERT, ESQ.                     RALPH V. DE MARTINO, ESQ.
       M. ST. JOHN DAUGHERTY, ESQ.                   NEIL R.E. CARR, ESQ.
      STROOCK & STROOCK & LAVAN LLP          DE MARTINO FINKELSTEIN ROSEN & VIRGA
      200 SOUTH BISCAYNE BOULEVARD                    1818 N STREET, N.W.
               33RD FLOOR                                  SUITE 400
        MIAMI, FLORIDA 33131-2385                  WASHINGTON, DC 20036-2492
             (305) 789-9384                             (202) 659-0494

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended ("Securities Act"), check the following box. /X/
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. / /
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8, MAY DETERMINE.


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

The sole purpose of this Amendment no. 1 ("Amendment no. 1") to Ursus Telecom Corporation's Registration Statement on Form S-1 ("Registration Statement") is to include the conformed signatures and dates on the signature page, which were inadvertently omitted from the Registration Statement due to a scrivener's error. The remainder of the Registration Statement is incorporated by reference into Amendment no. 1.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunrise, State of Florida, on the 12th day of February, 1998.


                                URSUS TELECOM CORPORATION

                                BY:             /S/ LUCA M. GIUSSANI
                                     -----------------------------------------
                                                  Luca M. Giussani
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Known all men by these presents, that each person whose signature appears below hereby constitutes and appoints Luca M. Giussani, Jeffrey R. Chaskin and Johannes Seefried together or acting singly, as their true and lawful attorneys-in-fact, with full power of substitution, and for him name, place and stead, in any and all capacities, to sign this and any amendments or post-effective amendments to this Registration Statement, and any registration statement relating to any offering made in connection with the offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he ought or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following person in the capacities and on the dates indicated.


          SIGNATURE              CAPACITY IN WHICH SIGNED           DATE
------------------------------  ---------------------------  -------------------

     /s/ LUCA M. GIUSSANI       Chief Executive Officer and
------------------------------    Director                    February 12, 1998
       Luca M. Giussani

    /s/ JEFFREY R. CHASKIN      Principal Executive Officer
------------------------------    and Director                February 12, 1998
      Jeffrey R. Chaskin

   /s/ JOHANNES S. SEEFRIED     Principal Financial and
------------------------------    Accounting Officer and      February 12, 1998
     Johannes S. Seefried         Director

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunrise, State of Florida, on the 13th day of February, 1998.



                                URSUS TELECOM CORPORATION

                                BY:             /S/ LUCA M. GIUSSANI
                                     -----------------------------------------
                                                  Luca M. Giussani
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER




    In accordance with the requirements of the Securities Act of 1933, this Amendment No. 1 to this Registration Statement was signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE              CAPACITY IN WHICH SIGNED           DATE
------------------------------  ---------------------------  -------------------

              *                 Chief Executive Officer and
------------------------------    Director                    February 13, 1998
       Luca M. Giussani

              *                 Principal Executive Officer
------------------------------    and Director                February 13, 1998
      Jeffrey R. Chaskin

              *                 Principal Financial and
------------------------------    Accounting Officer and      February 13, 1998
     Johannes S. Seefried         Director




*By:  /s/ LUCA M. GIUSSANI
      -------------------------
      Luca M. Giussani, as
      Attorney-in-Fact
      and Agent pursuant to
      Power of Attorney
      previously filed.